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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 27, 2001



                                RFS BANCORP, INC.
               (Exact name of registrant as specified in charter)


     UNITED STATES
    (State or other                00-25047                     04-3449818
    jurisdiction of            (Commission File                (IRS Employer
    incorporation)                  Number)                 Identification No.)


                    310 BROADWAY, REVERE, MASSACHUSETTS 02151
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (781) 284-7777


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.           OTHER EVENTS.

         On April 27, 2001, Danvers Bancorp, Inc. ("Danvers Bancorp") and Revere, MHC entered into an Agreement and Plan of Merger (the "Merger Agreement"). Danvers Bancorp is a Massachusetts corporation and wholly owns Danvers Savings Bank, a Massachusetts chartered mutual savings bank. Revere, MHC is a federally chartered mutual holding company, which serves as the majority owner of RFS Bancorp, Inc., a federally chartered mid-tier stock holding company, which wholly owns Revere Federal Savings Bank, a federally chartered stock savings bank.

         Pursuant to the Merger Agreement, the mutual holding company structure of Revere, MHC will be eliminated and Revere Federal Savings Bank will merge with and into Danvers Savings Bank (the "Proposed Transaction"). For a period of one year following the Proposed Transaction, Revere Federal Savings Bank will operate as a division of Danvers Savings Bank. The Proposed Transaction is conditioned upon, among other things, approval by the stockholders of RFS Bancorp, Inc., the approval of the members of Revere, MHC, the approval of the corporators of Danvers Bancorp and the receipt of certain regulatory approvals. In connection with the Proposed Transaction, each outstanding share of common stock of RFS Bancorp, Inc. will be converted into the right to receive $22.75 in cash, upon the terms and conditions set forth in the Merger Agreement. In addition, two members of RFS Bancorp, Inc.'s Board of Directors will become trustees of Danvers Bancorp. Danvers Bancorp will also establish an Advisory Board consisting of Revere Federal Savings Bank's current directors. James J. McCarthy, the President and Chief Executive Officer of Revere Federal Savings Bank, will continue to serve as President and Chief Executive Officer of the Revere Federal Savings Bank division of Danvers Savings Bank. Mr. McCarthy will also serve as an Executive Vice President at Danvers Bancorp.

         Information contained in the exhibits to this current report on Form 8-K may contain statements which are forward-looking in nature, such as references to strategic plans and expectations. These forward-looking statements are inherently uncertain, and actual results may differ from RFS Bancorp, Inc.'s expectations. Risk factors that could impact current and future performance could include but are not limited to: failure to realize or realize fully within the expected time frame anticipated benefits from the Proposed Transaction; difficult or costly integration of the businesses; adverse changes in the economy of RFS Bancorp, Inc.'s primary market; and changing requirements of federal and state bank regulatory agencies that could materially impact future operations of RFS Bancorp, Inc.

ITEM 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c)      Exhibits.

                  The following exhibits are filed as part of this report:


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      EXHIBIT NO.                           DESCRIPTION

         99.1 Press Release issued April 27, 2001. (Incorporated by reference to the Schedule 14A filed by RFS Bancorp, Inc. on April 27, 2001).

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             RFS  BANCORP, INC.

                                             By: /s/ James J. McCarthy
                                                 ------------------------------
                                                 James J. McCarthy,
                                                 President and Chief Executive
                                                 Officer

Date:    May 10, 2001










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